NORTHERN INSTITUTIONAL FUNDS – BALANCED PORTFOLIO

SUPPLEMENT DATED MARCH 27, 2008 TO EQUITY PORTFOLIOS PROSPECTUS DATED APRIL 1, 2007

Effective April 1, 2008, the Balanced Portfolio’s investment strategy will be changed from a traditional balanced fund to an asset allocation fund, operating as a fund of funds. At that time, the name of the Portfolio also will be changed to the Global Tactical Asset Allocation Portfolio.

Pursuant to its new investment strategy, the Portfolio intends to invest primarily in shares of a combination of underlying mutual funds to which Northern Trust Investments, N.A. (“NTI”), or an affiliate, acts as investment adviser. It may also invest in other unaffiliated mutual funds and exchange-traded funds (ETFs) and other securities and investments not issued by mutual funds (together with affiliated underlying funds, “Underlying Funds”).

Under its new investment strategy, the Portfolio intends to be diversified through investment in Underlying Funds among a number of asset classes, such as small-, mid- and large –capitalization common stocks, real estate securities, commodity-related securities, securities of foreign issuers, including emerging markets, and fixed-income securities, including high-yield securities and money market instruments.

Also as part of its investment strategy, the Portfolio intends to invest significantly in funds that invest in companies as represented in either the MSCI EAFE® Index, MSCI Emerging MarketsSM Index or other diversified foreign indices. The Portfolio expects its foreign investments to be allocated among funds that are diversified among various regions, countries (including the U.S., but in no less than three different countries), industries and capitalization ranges. The Portfolio may invest in funds that invest in equity and debt of issuers in both developed and emerging markets.

As a result of the change in investment strategy and resulting addition of asset classes, the following additional principal investment risks will apply to the Portfolio: affiliated person, asset allocation, country, currency, emerging markets, expenses, foreign regulatory, real estate securities and underlying fund risks, each of which is more fully explained in the Prospectus or below:

Affiliated Person Risk. In managing the Portfolio, NTI will have the authority to select and substitute Underlying Funds and NTI and its affiliates are also responsible for managing certain of the Underlying Funds. NTI will be subject to a conflict of interest in allocating Portfolio assets among the various Underlying Funds because the fees payable to it and/or its affiliates by some affiliated Underlying Funds may be higher than the fees payable by other Underlying Funds.

Asset Allocation Risk. This is the risk that the selection by the Portfolio Manager of the Underlying Funds and the allocation of the Portfolio’s asset classes and market segments as defined by NTI’s Investment Policy Committee will cause the Portfolio to underperform other funds with a similar investment objective.

Expenses Risk. You may invest in the Underlying Funds directly. By investing in the Underlying Funds indirectly through the Portfolio you will incur not only a proportionate share of the expenses of the Underlying Funds held by the Portfolio (including operating costs and investment management fees), but also expenses of the Portfolio.

Real Estate Securities Risk. This is the risk that the Portfolio’s investments will be affected by the factors affecting the value of real estate and earnings of companies engaged in real estate activities.

Underlying Fund Risk. The Portfolio is a fund of funds, meaning that it invests primarily in shares of other registered investment companies, including ETFs. Thus, the Portfolio’s investment performance and its ability to achieve its investment objective are directly related to the performance of the Underlying Funds in which it invests.

It is expected that the Portfolio’s assets will be fully invested pursuant to its new investment strategy by April 10, 2008.

Balanced Portfolio shareholders will be mailed a copy of the Portfolio’s prospectus dated April 1, 2008 with information about the Portfolio’s new investment strategy and associated risks on or about April 1, 2008.